SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 15, 1998

                          COOPER TIRE & RUBBER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)

                 1-4329                                  34-4297750
        (Commission File Number)            (I.R.S. Employer Identification No.)

        LIMA AND WESTERN AVENUES
              FINDLAY, OHIO                                 45840
(Address of Principal Executive Offices)                 (Zip Code)

                                 (419) 423-1321
              (Registrant's Telephone Number, including Area Code)

         (Former name or former address, if changed since last report.)


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                  Item 5.  Other Events.

                  On February 10, 1998, the Board of Directors of the Registrant (the "Board") authorized the amendment and restatement of its stockholder rights plan, dated May 27, 1988, resulting in an Amended and Restated Rights Agreement, dated May 11, 1998 (the "Amended Rights Agreement"), between the Registrant and The Fifth Third Bank, as rights agent.

                  The Amended Rights Agreement was adopted in the normal course of updating and extending the predecessor stockholder rights plan which was scheduled to expire on May 27, 1998 and not in response to any acquisition proposal.

                  In the Amended Rights Agreement, the Registrant has extended the expiration date of its stockholder rights plan to May 11, 2008, and has amended it to reflect prevailing stockholder rights plan terms. These amendments include, without limitation, the following: (a) the threshold beneficial ownership level of the common stock which triggers (i) the exercise of the rights, (ii) the "flip-in" feature of the rights and (iii) the "flip-over" feature of the rights has been reduced from 20% to 15%; (b) the threshold beneficial ownership level of the common stock sought in a commenced or in an announced tender or exchange offer that triggers the exerciseability of the rights has been lowered from 30% to 15%; and (c) the independent director provision in the predecessor stockholder rights plan has been omitted from the Amended Rights Agreement.

                  A copy of the Amended Rights Agreement is attached hereto as
Exhibit 4 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

                  Item 7.  Exhibits.

                  Exhibit 4 Form of Amended and Restated Rights Agreement dated as of May 11, 1998, between the Registrant and The Fifth Third Bank, as rights agent, including Form of Rights Certificate as Exhibit A, Summary of Rights to purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for the Preferred Stock as Exhibit C.

                  Exhibit 99      Form of Press Release, dated May 15, 1998.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly hereunto authorized.

                                      COOPER TIRE & RUBBER COMPANY


                                      By:      /s/ Stan C. Kaiman
                                      ------------------------------------------
                                      Name:        Stan C. Kaiman
                                      Title:       Secretary


Date:    May 15, 1998


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                                  EXHIBIT INDEX

        Exhibit                                Description

           4 Form of Amended and Restated Rights Agreement dated as of May 11, 1998, between the Registrant and The Fifth Third Bank, as rights agent, including Form of Rights Certificate as Exhibit A, Summary of Rights to purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for the Preferred Stock as Exhibit C.

          99                    Form of Press Release, dated May 15, 1998.